Green Brick Partners Third Quarter 2016 Investor Call Presentation November 7, 2016 Exhibit 99.2

1 Forward-looking statements This presentation and the oral statements made by representatives of the Company during the course of this presentation that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “outlook,” “strategy,” “positioned,” “intends,” “plans,” “believes,” “projects,” “estimates” and similar expressions, as well as statements in the future tense. Although the Company believes that the assumptions underlying these statements are reasonable, individuals considering such statements for any purpose are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect the Company’s business prospects and performance, causing actual results to differ from those discussed during the presentation, and any such difference may be material. Factors that could cause actual results to differ from those anticipated are discussed in the Company’s annual and quarterly reports filed with the SEC. Any forward-looking statements made are subject to risks and uncertainties, many of which are beyond management’s control. These risks include the risks described in the Company’s filings with the SEC. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These forward-looking statements are made only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. The Company presents Basic Adjusted EPS and Diluted Adjusted EPS and Basic and Diluted Adjusted weighted-average number of shares outstanding, Income before taxes attributable to GRBK and Adjusted Homebuilding Gross Margin. The Company believes these and similar measures are useful to management and investors in evaluating its operating performance and financing structure. The Company also believes these measures facilitate the comparison of their operating performance and financing structure with other companies in the industry. Because these measures are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”), they may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

 Jim Brickman − Chief Executive Officer − Over 35 years in real estate development and homebuilding − Co-founded JBGL with Greenlight Capital in 2008. JBGL was merged into Green Brick in 2014 − Previously served as Chairman and CEO of Princeton Homes and Princeton Realty Corp.  Rick Costello − Chief Financial Officer − Over 25 years of financial and operating experience in all aspects of real estate management − Previously served as CFO and COO of GL Homes, as AVP of finance of Paragon Group and as an auditor for KPMG  Jed Dolson − Head of Land Acquisition and Development − Managed all Dallas land development for JBGL/GRBK since 2009 − Over 15 years in real estate development Management presenters 2

Third quarter 2016 highlights 3  Third quarter pre-tax income attributable to Green Brick of $9.9 million was up 112% from the same period in 2015  Year-to-date home closing revenues of $248 million in 2016 were up 39% more than the first three quarters of 2015  Year-to-date net new orders of 683 in 2016 increased 40% compared to the same prior year period  Adjusted homebuilding gross margins improved to 24.5% for the 3rd quarter 2016, up from 22.1% in the 3rd quarter 2015  Homebuilding gross margins has now increased for 4 consecutive quarters  Our units in backlog increased to a record 315 homes while homes under construction increased to a record 665 homes  Backlog at September 30, 2016 is now at approximately $139 million, up 57% from year-end

4 Housing starts are highly correlated to jobs and we build in two of the highest job growth markets.

We are less than 1.5% of the starts in two of the fastest growing housing markets, giving us significant opportunity for growth. 5

6 Dallas market continues 5-year expansion but still well below prior peak Dallas/Fort Worth Market SFD-TH – Starts and Closings 29,481 26,825 - 10,000 20,000 30,000 40,000 50,000 60,000 3Q06 3Q07 3Q08 3Q09 3Q10 3Q11 3Q12 3Q13 3Q14 3Q15 3Q16 A nn ua l S ta rt s & C lo si ng s Annual Starts Annual Closings Source: Metrostudy - MetroUSA

7 GRBK has over 3,400 lots in Dallas where the market continues its 7-year trend of constrained supply Dallas/Fort Worth Market Lot Inventory 45,578 18.6 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 3Q06 3Q07 3Q08 3Q09 3Q10 3Q11 3Q12 3Q13 3Q14 3Q15 3Q16 M onths of Supply Lo ts /S ta rt s Vacant Developed Lots Annual Starts VDL Months of Supply Source: Metrostudy - MetroUSA

8 Atlanta market also continues to expand but still well below prior peak Source: Metrostudy - MetroUSA

GRBK has one of the lowest debt-to-capital ratios amongst public builders  GRBK net debt to capital is under 16% versus an average 40% for covered public builders  GRBK’s has no off-balance sheet debt embedded in unconsolidated JV’s, unlike many peers  GRBK’s eventual target is approximately 35%. 9 Citi Research data for comparative companies is as of June 30, 2016; “Net Debt” equals Total Debt minus Cash

Third quarter 2016 financial highlights  Q3 2016 versus Q3 2015: - Net new orders increased by 46% - Home sales revenues increased by 27% - Dollar value of units in backlog increased by 41%  Year-to-date 2016 versus year-to-date 2015: - Net new orders increased by 40% - Home sales revenues increased by 39% 10

TX G Green Brick at a glance  Uniquely structured residential land development and homebuilding company − We build and deliver homes through our current builders in which we own a 50% controlling interest − We sell lots and provide lot acquisition and vertical construction financing to our controlled builders  Currently focused on the high growth metropolitan areas of Dallas and Atlanta  Attractive land position of over 5,000 well-located residential lots as of September 30, 2016 − About 83% of our residential lots are owned − Virtually all of our owned lots are owned at corporate level vs. at the controlled builder level Products offered Townhomes, single family Single family Luxury homes Townhomes, contractor on luxury homes Townhomes, single family, luxury homes 11 Dallas CB JENI Normandy Homes Southgate Homes Centre Living Homes Atlanta The Providence Group Controlled builders

 We are a uniquely structured company that combines residential land development and homebuilding with strong sponsor ownership and controlling interests in our aligned homebuilders. Corporate structure 12 50%50%50%50% 100%

Key takeaways  Significant growth opportunities exist in Dallas and Atlanta ̶ two of the most attractive homebuilder markets in the U.S.  We have the balance sheet and management team to support significant growth  Proven success in executing our growth strategy with our controlled and aligned builders  Our operating model and low leverage results in superior risk adjusted returns. 13

Non-GAAP Reconciliation 14 Adjusted EPS Reconciliation and Adjusted Homebuilding Gross Margin (Unaudited, in thousands, except per share amounts) Three Months Ended Sep 30, 2016 Nine Months Ended Sep 30, 2016 Basic adjusted EPS Net income attributable to Green Brick – basic $6,243 $16,080 Income tax provision attributable to Green Brick $3,624 $9,260 Pre-tax income $9,867 $25,340 Adjusted weighted-average number of shares outstanding – basic 48,899 48,868 Basic adjusted EPS $0.20 $0.52 Diluted adjusted EPS Net income attributable to Green Brick – diluted $6,243 $16,080 Income tax provision attributable to Green Brick $3,624 $9,260 Pre-tax income $9,867 $25,340 Adjusted weighted-average number of shares outstanding – diluted 48,907 48,871 Diluted adjusted EPS $0.20 $0.52 Homebuilding gross margin $21,090 $57,522 Add back: Capitalized interest charged to cost of sales 426 2,051 Adjusted homebuilding gross margin $21,516 $59,573